UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025

Andersen Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43014	33-4630773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bush Street
Suite 1700
San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

(415) 764-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ANDG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the initial public offering (“IPO”) of the Class A common stock, $0.0001 par value per share (the “Class A Common Stock”) of Andersen Group Inc. (the “Company”) described in the prospectus (the “Prospectus”) dated December 16, 2025, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the registration statement on Form S-1 (File No. 333-290415) (as amended, the “Registration Statement”), the following agreements were entered into, which were previously filed as exhibits to the Registration Statement:

•

the Limited Liability Company Agreement of AT Umbrella LLC, dated as of December 16, 2025, by and among the Company, AT Umbrella LLC, and Andersen Aggregator LLC, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein;

•

the Managing Director Matters Agreement, dated as of December 16, 2025, by and between the Company and Andersen Aggregator LLC, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein;

•

the Tax Receivable Agreement, dated as of December 16, 2025, by and between the Company and Andersen Aggregator LLC, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein;

•

CA Promissory Notes, each dated as of December 16, 2025, issued by AT Umbrella LLC to Andersen Aggregator LLC, a form of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein; and

•

the HO Promissory Note, dated as of December 16, 2025, issued by AT Umbrella LLC to Andersen Aggregator LLC, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated by reference herein.

The terms of the foregoing agreements are substantially identical to the forms of such agreements filed as exhibits to the Registration Statement and described therein. Certain parties to certain of these agreements have various relationships with the Company. For further information, see the section titled “Certain Relationships and Related Party Transactions” in the Prospectus.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions in Item 1.01 above of the CA Promissory Notes and the HO Promissory Note are incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Security Holders.

The description in Item 5.03 below of the Amended and Restated Bylaws is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2025, following the pricing of the IPO, Dorice Pepin and Joseph Karczewski were appointed to the board of directors of the Company. Ms. Pepin and Mr. Karczewski have entered into the Company’s standard form of indemnification agreement.

Except as set forth in the section titled “Certain Relationships and Related Person Transactions” in the Prospectus, Ms. Pepin and Mr. Karczewski have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2025, the Company amended and restated its Bylaws (the “Amended and Restated Bylaws”). A description of the material terms of the Company’s capital stock, after giving effect to the adoption of the Amended and Restated Bylaws, has previously been reported by the Company in the Registration Statement. The Amended and Restated Bylaws are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference. The description and form of the Amended and Restated Bylaws are substantially the same as the description and form set forth in and filed as an exhibit to the Registration Statement.

Item 8.01. Other Events.

On December 18, 2025, the Company completed the IPO of 12,650,000 shares of its Class A Common Stock at a price to the public of $16.00 per share (the “IPO price per share”), which includes the exercise by the underwriters of their over-allotment option to purchase an additional 1,650,000 shares of the Company’s Class A Common Stock. As contemplated in the Prospectus, the Company has used the net proceeds from the IPO to acquire 12,650,000 Class X Umbrella Units of AT Umbrella LLC (“Class X Umbrella Units”), at a purchase price per Class X Umbrella Unit equal to the IPO price per share of Class A Common Stock after deducting underwriting discounts and commissions. The Company has caused AT Umbrella LLC and its subsidiaries to use the proceeds it received from the sale of Class X Umbrella Units to the Company to pay fees and expenses in connection with the IPO and the reorganization transactions and for other general corporate purposes. The Company also intends to cause AT Umbrella LLC to use the net proceeds for investments in technology, infrastructure, training and potential strategic acquisitions of, or investments in, other businesses or technologies that the Company believes will complement its current business and expansion strategies.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.2	Amended and Restated Bylaws of Andersen Group Inc.

10.1	Limited Liability Company Agreement of AT Umbrella LLC, dated as of December 16, 2025, by and among Andersen Group Inc., AT Umbrella LLC, and Andersen Aggregator LLC.

10.2	Managing Director Matters Agreement, dated as of December 16, 2025, by and between Andersen Group Inc. and Andersen Aggregator LLC.

10.3	Tax Receivable Agreement, dated as of December 16, 2025, by and between Andersen Group Inc. and Andersen Aggregator LLC.

10.4	Form of CA Promissory Note issued by AT Umbrella LLC to Andersen Aggregator LLC (incorporated by reference to Exhibit 10.5 to Andersen Group Inc.’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 8, 2025).

10.5	HO Promissory Note, dated as of December 16, 2025, issued by AT Umbrella LLC to Andersen Aggregator LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDERSEN GROUP INC.

Date: December 22, 2025	By:	/s/ Mark L. Vorsatz
	Name:	Mark L. Vorsatz
	Title:	Chief Executive Officer